SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K


                           Current Report Pursuant
                       to Section 13, or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  May 12, 2000
                                                         ------------


                             PARLEX CORPORATION
                             ------------------
           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
                                -------------
               (State or Other Jurisdiction of Incorporation)


            0-12942                                 04-2464749
            -------                                 ----------
   (Commission File Number)              (IRS Employer Identification No.)


One Parlex Place, Methuen, Massachusetts              01844
----------------------------------------              -----
(Address of Principal Executive Offices)            (Zip Code)


                               (978) 685-4341
                               --------------
            (Registrant's Telephone Number, Including Area Code)


                               Not applicable
                               --------------
        (Former Name or Former Address, if Changed Since Last Report)


Item 5.  OTHER EVENTS

      Parlex Corporation (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated May 10, 2000, announcing that the Company has received a purchase order to provide double-sided flexible circuits for a high volume cellular phone application and that the award, for the initial production, is valued at $6.1 million.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits.

            (99.2)  Press Release dated May 10, 2000.

      The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARLEX CORPORATION
                                       (Registrant)


                                       By: /s/ Peter J. Murphy
                                           --------------------------------
                                           Peter J. Murphy
                                           President and
                                           Chief Executive Officer

Dated:  May 12, 2000


                              INDEX TO EXHIBITS

Exhibit
Number             Exhibit
-------            -------

 99.2              Press Release